SUN CAPITAL ADVISERS TRUST

POWER OF ATTORNEY

I, the undersigned trustee and officer of Sun Capital Advisers Trust (the "Trust"), a Delaware statutory trust, do hereby constitute and appoint James F. Alban and Maura A. Murphy to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below:

The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (File Nos. 333-59093 and 811-08579) (the "Registration Statement"), and any amendments thereto, and to deliver and file the same with the Securities and Exchange Commission.

I hereby ratify and confirm that my signature may be signed by each of said attorneys-in-fact with respect to the Registration Statement and any amendments thereto.

IN WITNESS WHEREOF, I have hereunder set my hand on this 14th day of February, 2006.

/s/ JAMES M.A. ANDERSON

James M.A. Anderson

President, Chief Executive Officer and Trustee

SUN CAPITAL ADVISERS TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Sun Capital Advisers Trust (the "Trust"), a Delaware statutory trust, do hereby constitute and appoint James F. Alban, James M.A. Anderson and Maura A. Murphy to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below:

The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (File Nos. 333-59093 and 811-08579) (the "Registration Statement"), and any amendments thereto, and to deliver and file the same with the Securities and Exchange Commission.

I hereby ratify and confirm that my signature may be signed by each of said attorneys-in-fact with respect to the Registration Statement and any amendments thereto.

IN WITNESS WHEREOF, I have hereunder set my hand on this 14th day of February, 2006.

/s/ ANTHONY C. PADDOCK

Anthony C. Paddock

Trustee

SUN CAPITAL ADVISERS TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Sun Capital Advisers Trust (the "Trust"), a Delaware statutory trust, do hereby constitute and appoint James F. Alban, James M.A. Anderson and Maura A. Murphy to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below:

The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (File Nos. 333-59093 and 811-08579) (the "Registration Statement"), and any amendments thereto, and to deliver and file the same with the Securities and Exchange Commission.

I hereby ratify and confirm that my signature may be signed by each of said attorneys-in-fact with respect to the Registration Statement and any amendments thereto.

IN WITNESS WHEREOF, I have hereunder set my hand on this 14th day of February, 2006.

/s/MICHAEL P. CASTELLANO

Michael P. Castellano

Trustee

SUN CAPITAL ADVISERS TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Sun Capital Advisers Trust (the "Trust"), a Delaware statutory trust, do hereby constitute and appoint James F. Alban, James M.A. Anderson and Maura A. Murphy to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below:

The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (File Nos. 333-59093 and 811-08579) (the "Registration Statement"), and any amendments thereto, and to deliver and file the same with the Securities and Exchange Commission.

I hereby ratify and confirm that my signature may be signed by each of said attorneys-in-fact with respect to the Registration Statement and any amendments thereto.

IN WITNESS WHEREOF, I have hereunder set my hand on this 14th day of February, 2006.

/s/WILLIAM N. SEARCY JR.

William N. Searcy, Jr.

Trustee